Pursuant to the Fund's procedures adopted under Rule
10f-3, the Fund's Board of Directors receives a quarterly report in the form of a checklist as to the satisfaction of the applicable conditions of paragraph (c)(1) through
(c)(8) of Rule 10f-3.


Fund
International Discovery
Issuer
Line Corp
Ticker/Cusip
53567X101
Principal Amount (US$)
$1,149,400,000
Principal Amount (Foreign$)

Amount Purchased (US$)
$276,611.32
Amount Purchased (Foreign$)

Trade Date
7/11/2016
Price (US$)
$32.84
Price-Foreign

Underwriter
Morgan Stanley & Co. LLC
  Other Syndicate Members:
Goldman, Sachs & Co.
J.P. Morgan Securities LLC
Nomura Securities International, Inc.
Merrill Lynch, Pierce, Fenner & Smith Incorporated
Credit Suisse Securities (USA) LLC
Deutsche Bank Securities Inc.
Evercore Group L.L.C.
Macquarie Capital (USA) Inc.
Underwriting Spread
4.500%
Currency
USD


Fund
NT International Small-Mid Cap
Issuer
Line Corp
Ticker/Cusip
53567X101
Principal Amount (US$)
$1,149,400,000
Principal Amount (Foreign$)

Amount Purchased (US$)
$117,829.92
Amount Purchased (Foreign$)

Trade Date
7/11/2016
Price (US$)
$32.84
Price-Foreign

Underwriter
Morgan Stanley & Co. LLC
  Other Syndicate Members:
Goldman, Sachs & Co.
J.P. Morgan Securities LLC
Nomura Securities International, Inc.
Merrill Lynch, Pierce, Fenner & Smith Incorporated
Credit Suisse Securities (USA) LLC
Deutsche Bank Securities Inc.
Evercore Group L.L.C.
Macquarie Capital (USA) Inc.
Underwriting Spread
4.500%
Currency
USD


Fund
Global Small Cap
Issuer
Kyushu Railway Co.
Ticker/Cusip
9142.T
Principal Amount (US$)
$4,004,427,972
Principal Amount (Foreign$)
JPY 416,000,000,000
Amount Purchased (US$)
$2,502.77
Amount Purchased (Foreign$)
JPY 260,000
Trade Date
10/17/2016
Price (US$)
$25.03
Price-Foreign
JPY 2,600
Underwriter
Morgan Stanley & Co. International plc
  Other Syndicate Members:
J.P. Morgan Securities plc
Nomura International plc
Goldman Sachs International
Citigroup Global Markets Limited
Daiwa Capital Markets Europe Limited
Merrill Lynch International
Mizuho International plc
SMBC Nikko Capital Markets Limited
UBS AG, London Branch
Credit Suisse (Hong Kong) Limited
Underwriting Spread
1.500%
Currency
JPY


Fund
International Discovery
Issuer
Kyushu Railway Co.
Ticker/Cusip
9142.T
Principal Amount (US$)
$4,004,427,972
Principal Amount (Foreign$)
JPY 416,000,000,000
Amount Purchased (US$)
$685,758.29
Amount Purchased (Foreign$)
JPY 71,240,000
Trade Date
10/17/2016
Price (US$)
$25.03
Price-Foreign
JPY 2,600
Underwriter
Morgan Stanley & Co. International plc
  Other Syndicate Members:
J.P. Morgan Securities plc
Nomura International plc
Goldman Sachs International
Citigroup Global Markets Limited
Daiwa Capital Markets Europe Limited
Merrill Lynch International
Mizuho International plc
SMBC Nikko Capital Markets Limited
UBS AG, London Branch
Credit Suisse (Hong Kong) Limited
Underwriting Spread
1.500%
Currency
JPY


Fund
International Opportunities
Issuer
Kyushu Railway Co.
Ticker/Cusip
9142.T
Principal Amount (US$)
$4,004,427,972
Principal Amount (Foreign$)
JPY 416,000,000,000
Amount Purchased (US$)
$200,221.40
Amount Purchased (Foreign$)
JPY 20,800,000
Trade Date
10/17/2016
Price (US$)
$25.03
Price-Foreign
JPY 2,600
Underwriter
Morgan Stanley & Co. International plc
  Other Syndicate Members:
J.P. Morgan Securities plc
Nomura International plc
Goldman Sachs International
Citigroup Global Markets Limited
Daiwa Capital Markets Europe Limited
Merrill Lynch International
Mizuho International plc
SMBC Nikko Capital Markets Limited
UBS AG, London Branch
Credit Suisse (Hong Kong) Limited
Underwriting Spread
1.500%
Currency
JPY


Fund
NT International Small-Mid Cap
Issuer
Kyushu Railway Co.
Ticker/Cusip
9142.T
Principal Amount (US$)
$4,004,427,972
Principal Amount (Foreign$)
JPY 416,000,000,000
Amount Purchased (US$)
$307,840.40
Amount Purchased (Foreign$)
JPY 31,980,000
Trade Date
10/17/2016
Price (US$)
$25.03
Price-Foreign
JPY 2,600
Underwriter
Morgan Stanley & Co. International plc
  Other Syndicate Members:
J.P. Morgan Securities plc
Nomura International plc
Goldman Sachs International
Citigroup Global Markets Limited
Daiwa Capital Markets Europe Limited
Merrill Lynch International
Mizuho International plc
SMBC Nikko Capital Markets Limited
UBS AG, London Branch
Credit Suisse (Hong Kong) Limited
Underwriting Spread
1.500%
Currency
JPY